Accounts Receivable - Summary of Accounts Receivable (Detail) - USD ($) $ in Thousands	Jun. 30, 2023	Dec. 31, 2022
Trade and other receivables [abstract]
Trade receivables from provisional concentrate sales, net of fair value adjustment	$ 1,105	$ 2,516
Trade receivables from sales of cobalt	4,945	6,642
Other accounts receivable	921	1,029
Total accounts receivable	$ 6,971	$ 10,187